Earnings Conference Call Third Quarter 2014 October 16, 2014 – 9:00am CT

2 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2013 and our Form 10-Q for the third quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward- looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. 2

3 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 Q1* Q2* Q3* Q4* Q1* Q2 Q3* Q3 2014 Performance Adjusted Earnings Per Share* (continuing operations) Q3 Q3/Q3 * Excludes discrete & other tax benefits of $0.02 in Q1 2013, $0.36 in Q2 2013, $0.04 in Q3 2013, $0.04 in Q4 2013, $0.01 in Q1 2014, and $0.03 in Q3 2014; excludes other one-time gains of $0.02 in Q3 2013 (a) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2013 2014  Solid revenue growth is led by Fluids, Engineered Systems and Energy  United States, Europe and Asia markets were solid; Canada and Brazil declined  Segment margin of 18.5% was impacted 50 bps by the impact of recent acquisitions  Bookings growth of 10% is broad-based across all segments  Book-to-bill of 0.96 is seasonally normal Revenue $2.1B 8% $6.0B 7% Adj. EPS (cont.) $1.35 8% $3.65 10% Bookings $2.0B 10% $6.1B 9% Seg. Margins 18.5% -110 bps 17.9% -50 bps Organic Rev. 4% 4% Acq. Growth 4% 3% FCF (a) $259M 7% $419M -14% 9M 9M/9M

4 Revenue Q3 2014 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic 5% 4% 6% 1% 4% Acquisitions 3% 4% 11% - 4% Currency - - - - - Total 8% 8% 17% 1% 8% 9M 2014 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic 4% 5% 7% - 4% Acquisitions 2% 3% 10% - 3% Currency -1% - 1% - - Total 5% 8% 18% - 7%

5 Printing & ID Industrial $410 $386 $477 $526 $282 $281 $375 $351 $543 $459 $0 $200 $400 $600 $800 DE Q2 DE Q3 DES Q2 DES Q3 DF Q2 DF Q3 DRE Q2 DRE Q3 Sequential Results – Q2 2014 → Q3 2014 5 $412 $405 $481 $507 $287 $291 $346 $362 $522 $529 $0 $200 $400 $600 $800 DE Q2 DE Q3 DES Q2 DES Q3 DF Q2 DF Q3 DRE Q2 DRE Q3 Revenue +5% -15% +1% -6% +4% -4% ≈ 0% +10% Bookings

6 Energy  Drilling & Production revenue growth was strong in core U.S. markets; partially offset by tough comps related to Australia and lower Canada activity  Bearings & Compression results reflect improving compression end-markets  Overall margin remains strong at 24.2% and includes 100 bps dilutive impact of recent acquisitions  Bookings growth of 9% was broad-based  Book-to-bill at 1.04 6 Q3 2014 Q3 2013 % Change Revenue $507 $468 8% Earnings $123 $119 3% Margin 24.2% 25.5% -130 bps Bookings $526 $481 9% Revenue by End-Market % of Q3 Revenue Y / Y Growth Drilling & Production 81% 9% Bearings & Compression 19% 5% $ in millions

7 Engineered Systems  Revenue growth is broad- based – Printing & Identification had very strong results in the US and from MS Printing – Industrial growth is led by auto-related businesses  Margin was solid at 17.2%; the benefits of productivity and volume leverage largely offset business mix (lower military activity)  Broad-based bookings growth of 11%  Book-to-bill of 0.96 7 Q3 2014 Q3 2013 % Change Revenue $695 $642 8% Earnings $119 $112 7% Margin 17.2% 17.4% -20 bps Bookings $667 $601 11% Revenue by End-Market % of Q3 Revenue Y / Y Growth Printing & Identification 42% 13% Industrial 58% 5% $ in millions

8 Fluids  Revenue growth driven by strong demand in Fluid Transfer and acquisitions  Fluid transfer benefitting from increased regulatory activity around the safe transport of fuels and flammable materials  Pumps results driven by North America and new products  Segment margin of 18.7% impacted by recent acquisitions  Bookings activity remains strong, especially in Fluid Transfer  Book-to-bill at 0.97 8 Q3 2014 Q3 2013 % Change Revenue $362 $309 17% Earnings $ 68 $ 63 7% Margin 18.7% 20.4% -170 bps Bookings $351 $308 14% Revenue by End-Market % of Q3 Revenue Y / Y Growth Pumps 44% 13% Fluid Transfer 56% 21% $ in millions

9 Refrigeration & Food Equipment  Revenue growth driven by Refrigeration markets, partially offset by customer push-outs and the timing of Belvac shipments in Food Equipment  Margin performance reflects the impact of unanticipated supply chain costs, inefficiencies connected with customer push-outs, and customer mix  Bookings and backlog growth is seasonally strong  Book-to-bill at a seasonally strong 0.87 9 Q3 2014 Q3 2013 % Change Revenue $529 $521 1% Earnings $ 78 $ 86 -10% Margin 14.8% 16.6% -180 bps Bookings $459 $433 6% Revenue by End-Market % of Q3 Revenue Y / Y Growth Refrigeration 80% 3% Food Equipment 20% -5% $ in millions

10 Q3 2014 Overview 10 Q3 2014 Net Interest Expense $31 million, up $1 million from last year and in- line with expectations Corporate Expense $28 million, down $5 million from last year, generally in-line with expectations Effective Tax Rate (ETR) Q3 rate was 30.8%, excluding $0.03 discrete tax benefit; in-line with expectations Capex $35 million, below prior expectations due to timing of projects Share Repurchases Repurchased 857K shares ($75M) in quarter

11 FY 2014 Guidance  Revenue – Organic revenue: ≈ 4% – Completed acquisitions: ≈ 4% – Total revenue: ≈ 8%  Corporate expense: ≈ $120 million  Interest expense: ≈ $130 million  Full-year tax rate: ≈ 31.0%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 11% of revenue 2014 Organic growth rate Energy 4% - 5% Engineered Systems 4% - 5% Fluids 5% - 6% Refrigeration & Food Equipment ≈ 1% Total organic ≈ 4% Acquisitions ≈ 4% (a) Total growth ≈ 8% (a) Reflects completed acquisitions

12 2014 EPS Guidance Bridge – Continuing Ops  2013 EPS – Continuing Ops $ 4.81 – Less 2013 tax benefits(1): (0.46) – Other one-time gains(2): (0.02)  2013 Adjusted EPS $ 4.33 – Volume, mix, price (inc. FX): 0.26 - 0.29 – Net benefits of productivity: 0.16 - 0.18 – Acquisitions(3): (0.01) - 0.00 – Investment / Compensation: (0.16 - 0.18) – Corporate expenses: 0.04 – Interest / Shares / Tax rate (net): 0.13 - 0.14  2014 EPS – Adj. Continuing Ops(4) $4.75 - $4.80 (1) $0.02 in Q1 2013 , $0.36 in Q2 2013, $0.04 in Q3 2013, $0.04 in Q4 2013 (2) $0.02 in Q3 2013 (3) Includes the dilutive impact of acquisitions closed in Q3 2014 and Q4 2014 (4) Excludes discrete and other tax benefits of $0.01 in Q1 2014 and $0.03 in Q3 2014